Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes

10. Income Taxes

The Company did not record tax expense for the periods of the three months ended September 30, 2019 and 2018, the nine months ended September 30, 2019, and for the period from May 2, 2018 to September 30, 2018, due to the Company’s loss position and full valuation allowance.

7. Income Taxes

The Company’s loss before income taxes was entirely generated from its U.S. operations. The net loss before taxes for the period of May 2, 2018 to December 31, 2018 is as follows (in thousands):

Period from May 2, 2018 to December 31, 2018
U.S. loss before taxes	$(17,348)
Foreign loss before taxes	—

Loss before income taxes	$(17,348)

A reconciliation of income tax expense for period of May 2, 2018 to December 31, 2018 is as follows (in thousands):

Period from May 2, 2018 to December 31, 2018
Current:
Federal	$—
State	—
Foreign	—

Total current income tax expense	—

Deferred:
Federal	$—
State	—
Foreign	—

Total deferred income tax expense	—

Total income tax expense	$—

A reconciliation of the federal statutory income tax rate to the Company’s effective income tax rate is as follows:

Period from May 2, 2018 to December 31, 2018
Federal statutory income tax rate	21.0%
State tax	7.0
Tax credits	1.9
Change in valuation allowance	(29.9)

Total tax benefit	—%

Significant components of the Company’s deferred tax assets are as follows (in thousands):

December 31, 2018
Deferred tax assets:
Net operating losses	$602
Tax credit carryforwards	346
Accrued expenses	148
Intangibles	4,085
Other	14

Net deferred tax assets before valuation allowance	5,195
Valuation allowance	(5,195)

Net deferred tax assets	$—

The valuation allowance increased by $5.2 million for the period from May 2, 2018 to December 31, 2018. The tax benefit of deductible temporary differences or carryforwards is recorded as a deferred tax asset to the extent that management assesses the realization is “more likely than not.” Future realization of the tax benefit ultimately depends on the existence of sufficient taxable income within the period available under the tax law. At December 31, 2018, the Company has set up valuation allowances against all federal and state deferred tax assets because based on all available evidence, these deferred tax assets are not more likely than not to be realizable.

At December 31, 2018, the Company had federal and California net operating loss carryforwards of approximately $2.2 million and $2.2 million, respectively. Federal losses do not expire, and California net operating losses will begin to expire in 2038. The Company also has federal and California research and development credit carryforwards totaling $0.5 million and $12,000, respectively. The federal research and development credit carryforwards will begin to expire in 2038, unless previously utilized. The California research credits do not expire.

In general, if the Company experiences a greater than 50 percentage point aggregate change in ownership of certain significant stockholders over a three-year period (a “Section 382 ownership change”), utilization of its pre-change NOL carryforwards and the R&D credit carryforwards is subject to an annual limitation under Sections 382 and 383 of the Internal Revenue Code of 1986, as amended, and similar state laws. The annual limitation generally is determined by multiplying the value of the Company’s stock at the time of such ownership change, subject to certain adjustments, by the applicable long-term tax-exempt rate. Such limitations may result in expiration of a portion of the NOL carryforwards and R&D credit carryforwards before utilization and may be material. As of December 31, 2018, the Company has not determined to what extent a potential ownership change will impact the annual limitation that may be placed on the Company’s utilization of its NOL carryovers and R&D credit carryforwards.

The Company recognizes the financial statements effects of a tax position when it is more likely than not, based on technical merits, that the position will be sustained upon examination.

A reconciliation of the Company’s unrecognized tax benefits is as follows (in thousands):

December 31, 2018
Balance at beginning of year	$—
Increase related to current year tax provision	116

Balance at the end of the year	$116

The Company has considered the amounts and probabilities of the outcomes that can be realized upon ultimate settlement with the tax authorities and determined unrecognized tax benefits primarily related to credits should be established as noted in the summary rollforward above. The unrecognized tax benefits, if recognized and in absence of full valuation allowance, would impact the income tax provision by $0.1 million and the Company’s effective income tax rate would not be impacted if the unrecognized tax benefits are recognized in the period from May 2, 2018 to December 31, 2018. Additional amounts in the summary rollforward could impact the Company’s effective tax rate if it did not maintain a full valuation allowance on its net deferred tax assets. As of December 31, 2018, the Company does not believe that it is reasonably possible that its unrecognized tax benefits would significantly change in the following 12 months.

The Company is subject to taxation in the United States, California and Switzerland. Due to the Company’s losses incurred, the Company is subject to the income tax examination by authorities since inception on May 2, 2018. The Company’s policy is to recognize interest expense and penalties related to income tax matters as tax expense. As of December 31, 2018, there were no significant accruals for interest related to unrecognized tax benefits or tax penalties.